SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 12, 2003


                       Wall Street Strategies Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


 NEVADA                             000-29499                13-4100704
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(STATE OR OTHER JURISDICTION       (COMMISSION              (I.R.S. EMPLOYER
OF INCORPORATION)                   FILE NUMBER)             IDENTIFICATION NO.)


 80 Broad Street, New York, NY                                        10004
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)


Registrant's telephone number, including area code (212) 514-9500


Not Applicable
--------------------------------------------------------------------------------
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index Located on Page 5



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ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  On March 12, 2003,  Wall Street  Strategies  Corporation  (the
"Company") and its wholly-owned subsidiary, Wall Street Strategies, Inc. (collectively, the "Debtors"), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

                  The Bankruptcy Court assumed jurisdiction over the assets of the Debtors as of the date of the filing of the bankruptcy petition. The Debtors remain in possession of their assets, and continue to manage and operate their business and properties, as debtors-in-possession, subject to the provisions of the Bankruptcy Code and the supervision and orders of the Bankruptcy Court.

                  There can be no assurance that the Debtors can remain as debtors-in-possession and that a trustee will not be appointed to operate the business of the Debtors. Furthermore, there can be no assurance that the Debtors will retain control of their assets during the pendency of the bankruptcy case. The Debtors' current business relationships and arrangements, and Debtors' ability to negotiate future business arrangements may be adversely affected by the filing of the bankruptcy petition by the Debtors.

                  A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

                  This document includes certain "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and are subject to risks and uncertainties, including changes in circumstances. Actual results may differ materially from these expectations due to the Company's bankruptcy proceeding, as well as other factors, including, but not limited to, general economic and industry conditions, changes in competition, changes in accounting principles, policies or guidelines, the Company's financial leverage, changes in legislation or regulation and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services. More detailed information about those factors that may cause actual results to differ materially from management's expectations is contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements.





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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, PRO FORMA financial information and exhibits, if any, filed as part of this report.

             (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                   Not applicable

             (b)   PRO FORMA FINANCIAL INFORMATION.

                   Not applicable

             (c)   EXHIBITS.

                   99.1     Press release, dated March 25, 2003.










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


                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      WALL STREET STRATEGIES CORPORATION,
                                      Registrant



                                      By:  /s/ Charles V. Payne
                                           ----------------------------------
                                           Name:  Charles V. Payne
                                           Title:   Chief Executive Officer


Dated: March 25, 2003










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


                                INDEX OF EXHIBITS



           Exhibit              Description
           -------              -----------

             99.1               Press release, dated March 25, 2003.















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